As filed with the Securities and Exchange Commission on September 2, 2004
                                       Registration Statement No. 333-__________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             _______________________

                       THE NATIONAL COLLEGIATE FUNDING LLC
             (Exact Name of Registrant as Specified in its Charter)

                             _______________________

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
           DELAWARE                        800 BOYLSTON STREET, 34TH FLOOR                      65-1177163
(State or other Jurisdiction of                 BOSTON, MA 02199-8157                        (I.R.S. Employer
Incorporation or Organization)                     (800) 895-4283                         Identification Number)
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                   (Address, including Zip Code and Telephone
                  Number, including Area Code, of Registrant's
                          Principal Executive Offices)

                             _______________________
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
                                                                  With a Copy to:
                  JOHN A. HUPALO
          800 BOYLSTON STREET, 34TH FLOOR                     LAURIS G. L. RALL, ESQ.
               BOSTON, MA 02199-8157                        THACHER PROFFITT & WOOD LLP
                  (800) 895-4283                    TWO WORLD FINANCIAL CENTER (Name, Address,
 including Zip Code and Telephone                               NEW YORK, NY 10281
Number, including Area Code, of Agent for Service)                 (212) 912-7439
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                             _______________________

         Approximate date of commencement of proposed sale to the public: FROM
TIME TO TIME AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.
         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box.  | |
         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, other than securities offered only in connection with
dividend or interest reinvestment plans, check the following box. |X|
         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering. |X| 333-113336
         If this form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities
Act registration statement number of the earlier effective registration
statement for the same offering.  | |
         If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box. | |
                             _______________________
                       CALCULATION OF REGISTRATION FEE(1)
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====================================================================================================================
 Title of Each Class of      Amount to be        Proposed Maximum     Proposed Maximum Aggregate      Amount of
    Securities to be          Registered        Aggregate Price Per      Offering Price(1)(2)       Registration
       Registered                                     Unit(1)                                          Fee(3)
--------------------------------------------------------------------------------------------------------------------
Student Loan Asset           $356,980,000              100%                  $356,980,000            $45,229.37
Backed Notes
====================================================================================================================
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(1)  Estimated solely for the purpose of calculating the registration fee.
(2)  In U.S. Dollars or the equivalent thereof in one or more foreign currencies or composite currencies.
(3)  Calculated by multiplying 0.0001267 by the proposed maximum aggregate offering price.

                            _______________________



THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IN ACCORDANCE WITH RULE 462(B)
                       UNDER THE SECURITIES ACT OF 1933.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This registration statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) and General Instruction IV to Form S-3 both as promulgated under the Securities Act of 1933 and includes the registration statement facing page, this page, the signature page, an exhibit index and the exhibits filed herewith. This registration statement relates to the public offering of securities contemplated by the Registration Statement (File No. 333-113336) on Form S-3 (the "Prior Registration Statement"). This registration statement is being filed for the sole purpose of increasing the amount of securities to be sold by $356,980,000. The contents of the Prior Registration Statement are hereby incorporated by reference.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits

All exhibits filed with or incorporated by reference in Registration Statement No. 333-113336 are incorporated by reference into, and shall be deemed to be a part of, this registration statement, except the following, which are filed herewith. Exhibit numbers correspond to the numbers in the Exhibit Table of Item 601 of Regulation S-K.


  Exhibit
  Number      Description
  ------      -----------

   5.1        Opinion of Thacher Proffitt & Wood LLP with respect to legality

   8.1 Opinion of Thacher Proffitt & Wood LLP regarding tax matters (included in Exhibit 5.1)

  23.1        Consent of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

                                   SIGNATURES
         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on September 1, 2004.

                                          The National Collegiate Funding LLC


                                          By:  /s/ Stephen Anbinder
                                               -------------------------
                                               Stephen Anbinder
                                               President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
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SIGNATURE                                TITLE                                  DATE


/s/ Stephen Anbinder                     President; Manager                     September 1, 2004
----------------------------             Principal Executive Officer
Stephen Anbinder


/s/ Donald Peck                          Chief Financial Officer and            September 1, 2004
----------------------------             Treasurer; Manager
Donald Peck                              Principal Financial and Accounting
                                         Officer


/s/ John A. Hupalo                       Secretary; Manager                     September 1, 2004
----------------------------
John A. Hupalo
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


                                INDEX TO EXHIBITS




  Exhibit Number    Description
  --------------    -----------

       5.1 Opinion of Thacher Proffitt & Wood LLP with respect to legality

       8.1 Opinion of Thacher Proffitt & Wood LLP regarding tax matters (included in Exhibit 5.1)

       23.1         Consent of Thacher Proffitt & Wood LLP (contained in
                    Exhibit 5.1)